Exhibit 99

                             Agreement for Services

     This Agreement for Services ("Agreement") is made as of this _9th__ day of May, 2008 ("Effective Date") between Royal Turf Club, Inc. ("RTC"), a corporation with its principle place of business at St. Johns, Antigua and ISI - Maritime/Islands, Ltd., ("Client") which principle place of business is Las, Vegas, Nevada, (collectively referred to as the "Parties").

     The terms of this Agreement shall apply to all services provided by RTC to Client ("Services"). The Parties shall prepare and execute a document indicating the Services to be provided to Client by RTC ("Services Confirmation Form"), and shall attach said Services Confirmation Form to this Agreement as Exhibit A. The terms of the Services Confirmation Form shall be incorporated by reference into this Agreement, as if fully rewritten herein.

     Further, RTC understands and agrees that Client will be providing the Services Confirmation Form and such other services as are outlined in this Agreement to various of its licensed customers in international locations outside the United States ("ISI Customer(s)").

     THEREFORE, in consideration of the mutual promises and agreements contained herein, the Parties agree as follows:

SECTION I PROVISION OF SERVICES

Services of RTC: RTC, in consideration of the payments by the Client, will provide to Client and ISI approved Customers such Services as outlined in the Services Confirmation Form attached as Exhibit A during the term of this Agreement (see Section III, "Term"), and upon the terms and conditions of this Agreement. These Services, including the provision of the ability of Client and ISI Customers to participate in pari-mutuel pools and to receive signals from the participating tracks referenced herein, shall be provided as outlined in Exhibit A (RTC track fees), attached hereto and made part of this Agreement by reference.

Equipment: Notwithstanding anything to the contrary in this Agreement, Client acknowledges that Client is responsible for providing, installing and maintaining all equipment necessary to implement the Services, including but not limited to, telephone lines, communications interfaces, hardware and software as required. Before RTC is obligated to provide the Services contemplated herein, RTC shall certify that the equipment provided by Client meets the appropriate configuration. In addition, Client warrants that its use of said equipment is in conformance with all terms and/or conditions imposed by any licenses for the use or implementation of such equipment, and shall hold RTC harmless from any liability resulting therefrom.

Operating Licenses: Client further warrants that Client complies with any and all regulatory requirements necessary for the lawful use of the Services hereunder, including any gaming licenses as required by a governmental body or regulatory agency. Client shall produce copies of such licenses or evidence of regulatory compliance to RTC if so requested by RTC.

Tracks Included: RTC agrees to provide Client and ISI Customers access to pari-mutuel wagering and signals at a minimum of those tracks listed in Exhibit A, a copy of which is attached hereto and made part of this Agreement by reference. The Parties understand and agree that RTC may add additional tracks for this purpose and such tracks will be added to Exhibit A.

SECTION II FEES AND PAYMENTS

Service Fees: Client, through ISI Customers, shall, as consideration for the Services provided by RTC, pay to RTC the fees as set forth in the Services Confirmation Form attached hereto. Said Service Fees shall begin and accrue as of the actual date that the provision of Services by RTC begins.

Payment Alteration: Notwithstanding any term in this Agreement to the contrary, the Parties agree that (i) with respect to any fees earned from the Atlantic Casino in Lima, Peru, arising from tracks furnished by RTC, RTC will pay to Portland Gaming .25% of the gross handle so generated and Client agrees to pay to Portland Gaming .25% of the gross handle so generated; and (ii) in the event that TrackNet requires Client to run all settlement activity through its own settlement service, RTC agrees to reduce its fee otherwise being charged to the Client by .75% of the gross handle. The above payments are predicated on a successful joint contract with the Atlantic Casino, ISI and RTC.

Terms of Payment: RTC shall send to ISI Customers (and copy to Client) an invoice for Services on a weekly basis. All invoices shall be due and payable by ISI Customers upon receipt from RTC, unless otherwise agreed to by the Parties, in writing, on the applicable invoice or Services Confirmation Form. Payments shall be made by ISI's Customers to RTC in United States currency, either by cash deposit, check or wire transfer to a bank designated by RTC, as specified by RTC to Client and ISI Customers. All unpaid amounts shall bear interest at a rate equal to eighteen percent (18%) per annum, or at the highest rate permitted by law, accruing as of the outstanding payment from the date due until the date paid inclusively.

Default on Payment: If ISI's Customers, or any of them, fail to pay any fees when due and payable, the nonpaying ISI Customers shall be in default of this Agreement. At its option, RTC may, immediately in its sole discretion, suspend or terminate the Services to be delivered to the defaulting ISI Customers under this Agreement or any Services Confirmation Form, and said suspension or termination by RTC shall be deemed for cause. In addition, RTC shall be entitled to apply any monies it holds by way of deposit or prepayment by the Client in satisfaction or diminution of the outstanding payment.

SECTION III TERM AND EXCLUSIVITY OF AGREEMENT

Term: This Agreement shall begin on the Effective Date so stated above, and shall continue for a term of thirty six (36) months thereafter ("Initial Term"). At the conclusion of the Initial Term, this Agreement shall automatically renew for an additional twelve (12) months ("Renewal Term"), unless either Party gives written notice of its intent not to renew at least thirty (30) days prior to the end of the then current term.

Exclusive Agreement: Client shall not enter into an agreement or contract, written or otherwise, with any other party or entity other than RTC, or enable any other party or entity other than RTC, to provide any of the Services to be provided by RTC pursuant to this Agreement, without the prior written approval of RTC. This exclusivity provision shall pertain only to those tracks listed in Exhibit A, as may be amended upon mutual written agreement between RTC and Client. RTC understands and agrees that Client may, at its option, undertake relationships with other parties for participation in pari-mutuel pools, booking and track signals unrelated to the tracks listed in Exhibit B.

Further, RTC agrees that it shall not enter into an agreement or contract, written or otherwise, with any ISI Customer without the expressed written consent of Client.

SECTION IV NON-SOLICITATION

Non-Solicitation: During the Initial Term and all Renewal Terms of this Agreement, and for a period of one (1) year from the termination of the Agreement and the Services provided thereunder, Client agrees not to, directly or indirectly, employ, make an offer of employment to, otherwise solicit or enter into a consulting relationship with any employee, consultant, contractor or subcontractor of RTC, whether directly involved or not with the delivery of the Services under this Agreement, except upon the prior written consent of RTC. Likewise, during the Initial Term and all Renewal terms of this Agreement, and for a period of one (1) year from termination of the Agreement and the Services provided hereunder, RTC agrees not to, directly or indirectly, employ, make an offer of employment to, otherwise solicit or enter into a consulting relationship with any employee, consultant, contractor or subcontractor of Client, or ISI Customers, without the prior written consent of Client.


SECTION V CONFIDENTIALITY AND NON-DISCLOSURE

Confidential Information: Each Party may have access to information that is confidential to the other Party ("Confidential Information"). RTC's Confidential Information shall include, but not be limited to, know-how, processes, the terms and pricing under this Agreement, and all information clearly identified in writing at the time of disclosure as confidential. Client's Confidential Information shall include, but not be limited to, its marketing requirements, marketing and business plans, , non-standard rates charged by Client to ISI Customers and all information clearly identified in writing at the time of disclosure as confidential.


Non-Disclosure: Each Party agrees to hold all Confidential Information disclosed hereunder to it by the other Party in confidence and to use at least the same degree of care, but no less than reasonable care, to prevent any unauthorized disclosure of such Confidential Information that it uses to protect its own confidential information of like nature. Each Party agrees that it shall only use the Confidential Information disclosed to it by the other Party for the purpose of performing its obligations under this Agreement. Each Party agrees not to disclose or divulge any such Confidential Information to anyone except its employees, professional advisors and other contractors who have a need to know the same, provided that each Party obtains from each such employee or contractor their written agreement to keep same confidential on terms and conditions at least equivalent to those herein. The foregoing obligations shall not apply to any Confidential Information which, and to the extent that, the receiving Party can show: (i) is or becomes available within the public domain through no fault of the receiving Party; (ii) is already in the possession of the receiving Party at the time of receiving the same without obligations of confidence to the disclosing Party; (iii) is independently developed by the receiving Party without any breach of this Agreement; (iv) is received by the receiving Party from a third party without restriction on its disclosure or use; or (v) is required to be disclosed by law or regulatory or governmental authority provided that, if not legally precluded, the Party required to disclose the Confidential Information will notify the other Party prior to such disclosure.

SECTION VI REVIEW AND INSPECTION

RTC's Right to Review and Inspect: At RTC's written request, Client shall furnish RTC with information listing the number of users of the Services, and the locations of ISI's Customers where the Services are being used. This information shall be documented in writing by Client, and signed by an authorized representative of Client who shall attest under oath to its accuracy. If after review of said information, RTC has questions concerning the information provided to it by Client, Client agrees to make arrangements to allow RTC on-site access to the premises of ISI Customers for the purposes of auditing payment amounts due to RTC.

Payment by Client of Any Shortfalls: If, after review and inspection of Client's or ISI Customer's records as provided above, RTC reasonably concludes that ISI Customers or any of them have underpaid Service Fees to RTC ("Shortfall"), the offending ISI Customers shall promptly pay the amount of the Shortfall to RTC. RTC may require each customer to provide a "settlement deposit" to protect from default based a percentage of projections of wagering sales. Payments for settlements will by made by client to RTC by Friday of the week after the week ending Sunday.

SECTION VII TERMINATION OF AGREEMENT

Termination: This Agreement may be terminated by (i) either Party at the end of each term upon giving not less than thirty (30) days written notice to the other Party prior to the expiration of the applicable term, as stated in Section III herein; (ii) by RTC if the ISI Customers fail to make any payment due hereunder within ten (10) days of the due date therefore, or immediately upon non-payment, at RTC's option, pursuant to Section II herein, or, (iii) by either Party for the material breach of any term of this Agreement by the other Party, and which, in the case of a breach capable of being remedied, shall not have been remedied within thirty (30) days of written notice to remedy the same.

Effect of Termination: Termination of this Agreement shall not relieve ISI Customers of their obligation to pay all fees that have accrued or are otherwise owed by Client under any invoice or Services Confirmation Form. Certain provisions in this Agreement, such as Section IV ("Non-Solicitation"), and any Non-Disclosure Agreements previously entered into between RTC and Client, shall survive for a period of one (1) year following termination of this Agreement.

Rights Upon Termination: Termination of this Agreement pursuant to this Section VII shall be without prejudice to any other rights or remedies a Party may be entitled to hereunder or at law, and shall not affect any accrued rights or liabilities of either Party.


SECTION VIII MISCELLANEOUS

Entire Agreement: This Agreement, together with any Service Confirmation Forms, constitutes the entire agreement between the Parties regarding its subject matter and supersedes all prior agreements and understandings between the Parties, whether oral or written. No amendments or modifications shall be effective unless in writing signed by both Parties. Both Parties specifically acknowledge that no prior claims, financial or otherwise, or obligations of any form whatsoever, survive the signing of this Agreement.

Independent Contractors: The Parties hereto are independent contractors. Neither Party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

Notices: All notices required to be sent hereunder shall be in writing and shall be deemed to have been given upon the date sent by confirmed facsimile, the date delivered by courier, or if by certified mail return receipt requested, the date received. Any notice shall be sent to the addresses set forth below and to the attention of the signatory of this Agreement, or to such other address or individual as the Parties may specify from time to time by written notice to the other Party.

    To RTC:       Royal Turf Club, Ltd.
                  Woods Center, No 14
                  St. Johns, Antigua

                  Fax Number:  286 - 480- 3867
                  Email address:  jim@virtualfunds.com

                  Attention:  James A. Egide

                  Cc:  James A. Egide
                       1231 Honeysuckle Lane
                       Chandler, AZ  85248
                       FaxNumber:  480-782-1545

    To Client:    7674 West Lake Mead Blvd.
                  Suite 106
                  Las Vegas, NV  89128

                  Fax Number: 760-406-05881
                  Email Address: matthewsglobal@yahoo.com
                                 Bstearns@isisports.com

                  Attention:  Ernest C. Matthews IV
                  CC:  William Stearns

Severability: If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall remain in full force without being impaired or invalidated in any way. The Parties hereby agree to attempt to substitute for any invalid or unenforceable provision a valid or enforceable provision which achieves to the greatest extent possible the economic legal and commercial objectives of the invalid or unenforceable provision.

Waiver: The waiver by either Party of a breach or default of any of the provisions of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or other provisions nor shall any delay or omission on the part of either Party to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any breach or default by the other Party.

Governing Law: This Agreement shall be governed by and construed in accordance with the laws of Antigua.

Arbitration: Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof (other than a claim by RTC for unpaid fees), shall be settled in accordance with the commercial arbitration rules of the International Chamber of Commerce, by a single arbitrator. The venue for such arbitration will be Miami, Florida. The language of the arbitration shall be in English, and the arbitrator shall determine the matters in dispute in accordance with the laws of Antigua. The Parties agree that the award of the arbitrator shall be the sole and exclusive remedy between them regarding any claims, counterclaims, issues or accounting presented or pled to the arbitrator, that the award shall be made and shall be promptly payable in U.S. dollars, free of any tax, deduction or offset, and that any costs, fees or taxes instant to enforcing the award shall, to the maximum extent permitted by law, be charged against the Party resisting such enforcement. The award shall include interest from the date of damages incurred for breach or other violation of this Agreement, and from the date of the award until paid in full, at a rate to be fixed by the arbitrator. No claim may be submitted by a Party to arbitration in accordance with this Clause 11 unless notified to the other Party within one (1) year of the date on which the submitting Party first knew or reasonably should have known of the existence of the facts indicating the existence of such dispute.

Claim for Service Fees: Any claim by RTC for unpaid fees or for liquidated damages may, at the sole and absolute discretion of RTC, be brought, in the jurisdiction of the principal place of business of the Client or submitted to the arbitration pursuant to the provision above, and the Client hereby submits to the jurisdiction of its principal place of business, or to the arbitration proceedings, as applicable.

Assignment: Neither this Agreement, nor any of the rights or obligations hereunder, may be assigned by either Party without the prior written consent of the other, which consent will not be unreasonably withheld. Such assignment may be done without consent if such assignment is within the structure of the existing company.

Binding upon Successors: This Agreement shall inure to the benefit of, and be binding upon, each Party and its heirs, executors, administrators, and permitted successors and assigns. Further, RTC agrees to refrain from conspiring with or influencing any affiliate of RTC to circumvent the terms and conditions of this Agreement.

Export Controls: Client agrees to fully comply with all applicable export laws and regulations of the applicable jurisdiction relating to the import, export and re-export of the Services to be delivered to Client pursuant to this Agreement.

Counterparts by Fax: This Agreement may be executed simultaneously in two (2) or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by fax shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

Force Majeure: Neither Party hereto shall be liable for any breach of its obligations hereunder resulting from causes beyond its reasonable control, including but not limited to, fires, strikes (of its own or other employees), insurrection or riots, embargoes container shortages, wrecks or delays in transportation, inability to obtain supplies and raw materials, requirements or regulations of any civil or military authority (an "Event of Force Majeure"). If a default due to an Event of Force Majeure shall continue for more than twelve
(12) weeks then the Party not in default shall be entitled to terminate this Agreement with immediate effect. Neither Party shall have any liability to the other in respect of the termination of this Agreement as a result of an Event of Force Majeure.

Initial Order: Client shall place an initial order for Services using the Services Confirmation Form, upon the execution of this Agreement.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date set forth below.


Royal Turf Club, Inc.                          ISI-MARITIME/ISLANDS, LTD


By:      /s/ Bruce Benedict                    By:      /s/ Ernest C. Matthews
         ---------------------------                    ------------------------
Name:    Bruce Benedict                        Name:    Ernest C. Matthews IV
         ---------------------------                    ------------------------
Title:   President, RTC                        Title:   President
         ---------------------------                    ------------------------
Date:    5/8/08                                Date:    5/9/08
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